UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants exchangeable for 0.25 shares of Class A Common Stock on October 6, 2028	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 12, 2025, Falcon’s Beyond Global, Inc. (the “Company”) notified shareholders owning shares and units held in escrow pursuant to the Earnout Escrow Agreement dated as of October 6, 2023, by and among the Company and such shareholders (the “Earnout Escrow Agreement”), that the first stock price-based earnout trigger set forth in the Earnout Escrow Agreement was met. The Earnout Escrow Agreement was entered into in connection with the previously reported business combination between the Company and FAST Acquisition Corp. II and, as previously reported, a total of 1,000,000 earnout shares denominated as Class A common stock and 39,000,000 earnout shares denominated as Class B common stock and 39,000,000 earnout units are outstanding, each of which will be earned, released and delivered upon satisfaction of, or forfeited and canceled upon the failure of, certain milestones described below related to the volume weighted average closing sale price of the Class A Common Stock during the five-year period beginning on October 6, 2024 and ending on October 6, 2029. As of December 2, 2025, Company’s volume weighted average closing sale price of its Class A common stock was greater than $16.67 for a period of at least twenty out of thirty consecutive trading days ending on December 2, 2025, and accordingly, pursuant to the Earnout Escrow Agreement, 15,000,000 of the outstanding earnout shares and units were earned, released from escrow, and delivered to such shareholders. No new securities were issued in connection with such event. Further, pursuant to the Stockholders Agreement between the Company and such shareholders dated October 6, 2023, the released shares and units are subject to transfer restrictions for a period ending 365 days after they are earned, released and delivered from escrow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary

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